                      ANNUAL REPORT  |  December 31, 2000

                    The Strong International Stock Fund II

                             [PHOTO APPEARS HERE]


Table of Contents

Investment Review

   Strong International Stock Fund II............................    2

Financial Information

   Schedule of Investments in Securities

      Strong International Stock Fund II.........................    4

   Statement of Assets and Liabilities...........................    5

   Statement of Operations.......................................    6

   Statements of Changes in Net Assets...........................    7

   Notes to Financial Statements.................................    8

Financial Highlights.............................................   11

Report of Independent Accountants................................   11

                                                      [LOGO APPEARS HERE] STRONG

Strong International Stock Fund II
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong International Stock Fund II seeks capital growth. It selects stocks from any foreign country. The manager seeks stocks that appear to have strong growth potential relative to their risk using a three-step investment process involving country allocation, intensive in-house research, and currency management. The manager examines the economic outlook of individual countries in determining whether to invest and chooses individual stocks based on rigorous, in-depth analysis, which may include interviews with company leaders.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 10-20-95 to 12-31-00

                                    [GRAPH]

          The Strong International Stock Fund II       MSCI EAFE*     Lipper International Funds Index*
Sep 95                    $10,000                       $10,000                  $10,000
Dec 95                    $10,261                       $10,404                  $10,320
Jun 96                    $11,641                       $10,874                  $11,215
Dec 96                    $11,326                       $11,034                  $11,809
Jun 97                    $12,307                       $12,270                  $13,456
Dec 97                    $ 9,795                       $11,230                  $12,665
Jun 98                    $10,463                       $13,019                  $14,668
Dec 98                    $ 9,327                       $13,476                  $14,269
Jun 99                    $10,378                       $14,010                  $15,254
Dec 99                    $17,460                       $17,109                  $19,668
Jun 00                    $15,380                       $16,414                  $18,859
Dec 00                    $10,560                       $14,686                  $16,773

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of October 1995.

Q:  How did your Fund perform?

A: The Fund's performance lagged behind that of its benchmark index, the MSCI EAFE*. During the year, international equity markets as a whole experienced negative returns, much like the U.S. markets. However, performance varied widely by region, with the Asian Pacific markets posting a steeper loss than the European markets and the Japanese market showing even poorer performance. International funds, in particular, were affected by the poor performance in Japan, which is the largest single market for international fund exposure.

    The Fund undeperformed because we continued to hold on to the stocks that were winners in 1999 and the first quarter of 2000. Underperformance was concentrated in the final four months of the year, when profit warnings from U.S. technology companies began to undermine global equity markets.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: During the year 2000, global equity markets were affected by four factors: energy, the euro, earnings, and the economy. Energy prices, specifically those for oil and natural gas, increased dramatically during the year. These hikes cut into corporate profit margins and consumer discretionary spending, and boosted overall inflation figures in the U.S. as well as Europe. The euro currency declined against the U.S.

    dollar throughout much of the year. By the end of November, the euro had lost about 17% of its value relative to the dollar; a late rally during the last two weeks of the year recouped much of this, but over the year, the average exchange rate was down about 9%.

    The weakening euro caused many U.S. companies with sales exposure in Europe to revise earnings estimates downward, as revenues from the region were lower than expected in terms of U.S. dollars. Oil is priced globally in U.S. dollars; therefore, European companies and economies saw an increase much larger than that experienced in the United States. Earnings warnings increased during the last quarter of the year, raising nervousness in global markets. Economies showed signs of slowing growth as the year progressed, but the largest impact was felt by the slowing in the U.S. economy, bringing fears that this would slow global economic growth in the near future.

Q:  What investment strategies and techniques impacted your Fund's performance?

A: This year, the portfolio was more noted for inaction than action. In April and May, we did reduce our technology, media, and telecom (TMT) weightings. Specifically, we eliminated the 5% to 7% of the portfolio deemed to be invested in strictly new-economy stocks such as EM TV, Terra Networks, PT Multimedia, Jazztel, OpenTV, Global Telesystems, and Pacific Century Cyberworks. We also eliminated the real-estate stocks in Hong Kong, in light of the rising interest-rate environment.

    In their places, we bought back a few old-economy stocks that we believed were oversold but retained healthy growth potential. Such stocks include: BG Gas, a gas exploration and production company; BP Amoco, an oil and gas company; British Aerospace, a defense systems company that we expect will benefit from rising U.S. defense-spending; Novartis, a Swiss pharmaceutical company with a new drug pipeline that we believe will deliver strong revenue growth in the next few years; and Accor, a French hotel company that is reaping the benefits of rising room rates worldwide.

    During the last quarter of the year, we followed a 1%-per-week reduction in technology exposure, moving the Fund into more defensive sectors. This steady program was chosen to try to avoid the possibility of being whipsawed in the markets by making overly aggressive moves.

Q:  What is your future outlook?

A: The outlook for energy and the euro in 2001 seems considerably more positive than in 2000. We believe earnings growth is likely to slow globally, but European economies are expected to grow at a faster pace than the U.S. for the first time in years.

    As we stand at the beginning of a new decade, it appears that India and China are on the cusp of exerting greater influence on the global economy. We believe both may offer enormous opportunities to multinational companies. We thank you for your investment and hope you will be with us as we seek to profit from these and other economic powers.


    David Lui

    Portfolio Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                               TOTAL RETURNS/1/

                                As of 12-31-00

                      1-year             -39.52%

                      3-year               2.54%

                      5-year               0.57%

             Since Inception               1.05%
                  (10-20-95)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

/1/ The Fund's returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

    An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 2000
--------------------------------------------------------------------------------
                      STRONG INTERNATIONAL STOCK FUND II

                                                      Shares or
                                                      Principal     Value
                                                        Amount     (Note 2)
--------------------------------------------------------------------------------
Common Stocks 86.6%
Australia 4.2%
TABCORP Holdings, Ltd.                                  372,900  $  2,285,496

Canada 6.0%
Bank of Montreal                                          8,200       435,251
Nortel Networks Corporation                              58,100     1,862,831
Shaw Communications, Inc. Class B                        19,200       448,389
The Toronto-Dominion Bank                                15,100       437,776
WestJet Airlines, Ltd. (b)                                8,200       127,210
                                                                  -----------
                                                                    3,311,457

Cayman Islands 0.2%
Apex Silver Mines, Ltd. (b)                              14,600       122,275

Finland 5.8%
Nokia Corporation Sponsored ADR                           5,700       247,950
Nokia Oyj                                                60,100     2,688,604
UPM-Kymmene Oyj                                           6,500       223,748
                                                                  -----------
                                                                    3,160,302

France 8.9%
BNP Paribas SA                                           10,700       942,224
Groupe Danone                                             3,400       514,260
Lafarge SA                                                3,800       319,590
NRJ Group (b)                                            11,850       339,720
Pechiney SA `A Shares'                                    7,300       334,751
Societe Generale                                         18,280     1,139,706
Societe Television Francaise 1                           20,500     1,110,147
Total Fina SA Sponsored ADR                               2,100       152,644
                                                                  -----------
                                                                    4,853,042

Hong Kong 12.0%
China Mobile, Ltd. (b)                                   94,000       513,437
China Mobile, Ltd. Sponsored ADR (b)                     51,100     1,386,088
Henderson Land Development Company, Ltd.                 29,000       147,618
Hutchison Whampoa, Ltd.                                 100,500     1,253,157
Johnson Electric Holdings, Ltd.                         790,000     1,215,509
Li & Fung, Ltd.                                       1,124,000     2,046,466
                                                                  -----------
                                                                    6,562,275

India 5.1%
Infosys Technologies, Ltd. Sponsored ADR                  5,200       636,534
UTI-Mastergrowth 93 Fund (b)                              2,100           742
Wipro, Ltd.                                              19,300       996,428
Wipro, Ltd. ADR (b)                                      16,300       817,038
Zee Telefilms, Ltd.                                      61,600       364,763
                                                                  -----------
                                                                    2,815,505

Italy 4.2%
Bipop-Carire Spa                                        106,600       697,751
Mediolanum Spa                                           74,600       953,405
Telecom Italia Mobile Spa                                79,400       635,995
                                                                  -----------
                                                                    2,287,151

Japan 6.8%
Fast Retailing Company, Ltd.                              1,200       234,981
Keyence Corporation                                       1,700       416,484
NTT DoCoMo, Inc.                                             57       982,501
Rohm Company, Ltd.                                        1,400       265,815
Seven-Eleven Japan Company, Ltd.                          3,000       170,619
Takeda Chemical Industries, Ltd.                         16,000       946,365
Takefuji Corporation                                      2,000       125,995
Tokyo Electron, Ltd.                                      8,400       461,563
Yamanouchi Pharmaceutical Company, Ltd.                   3,000       129,670
                                                                  -----------
                                                                    3,733,993

Netherlands 9.1%
ASM Lithography Holding NV (b)                           44,100     1,004,692
ASM Lithography Holding NV ADR (b)                        4,500       101,531
Akzo Nobel NV                                            10,800       581,806
KPNQwest NV (b)                                          13,900       263,231
STMicroelectronics NV                                    68,900     3,017,386
                                                                  -----------
                                                                    4,968,646

Singapore 1.7%
City Developments, Ltd.                                  32,000  $    148,644
Singapore Press Holdings, Ltd.                           52,300       772,579
                                                                  -----------
                                                                      921,223

Spain 2.5%
Banco Santander Central Hispano SA                       46,526       499,527
Telefonica SA (b)                                        53,100       880,169
                                                                  -----------
                                                                    1,379,696

Sweden 1.4%
Skandia Forsakrings AB                                   45,700       745,795

Switzerland 4.8%
Adecco SA                                                 1,861     1,178,653
Novartis AG Sponsored ADR                                31,200     1,396,200
Syngenta AG ADR (b)                                       3,379        36,958
                                                                  -----------
                                                                    2,611,811

Taiwan 0.7%
Taiwan Semiconductor Manufacturing
  Company, Ltd. Sponsored ADR (b)                        23,200       400,200

United Kingdom 12.8%
BAE SYSTEMS PLC                                         105,900       604,865
BG Group PLC                                            143,200       560,975
BP Amoco PLC Sponsored ADR                               41,400     1,982,025
British Airways PLC                                      23,900       139,546
British American Tobacco PLC                             35,600       271,336
British American Tobacco PLC Sponsored ADR                9,600       151,800
Diageo PLC                                               25,500       285,957
Energis PLC (b)                                          16,800       113,037
Gkn PLC                                                  16,100       170,194
Lloyds TSB Group PLC                                    123,400     1,306,315
Shell Transport & Trading Company ADR                     3,400       167,875
Tesco PLC                                               104,300       425,352
Unilever PLC                                             33,800       289,581
Vodafone Group PLC                                      138,767       509,374
                                                                  -----------
                                                                    6,978,232

United States 0.4%
JDS Uniphase Corporation (b)                              5,800       241,788
--------------------------------------------------------------------------------
Total Common Stocks (Cost $42,239,079)                             47,378,887
--------------------------------------------------------------------------------
Short-Term Investments (a) 20.0%
Commercial Paper 0.1%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call
  Deposit, 5.50%                                    $    28,000        28,000

Time Deposits 19.9%
United States
Bank One, Inc., 6.25%, Due 1/02/01                   10,900,000    10,900,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $10,928,000)                    10,928,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $53,167,079)
  106.6%                                                           58,306,887
Other Assets and Liabilities, Net (6.6%)                           (3,588,933)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                 $54,717,954
================================================================================

LEGEND
--------------------------------------------------------------------------------

(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.

Percentages are stated as a percent of net assets.


4                     See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2000

                                                                          Strong International
                                                                              Stock Fund II
                                                                          --------------------
Assets:
  Investments in Securities, at Value (Cost of $53,167,079)                 $58,306,887
  Receivable for Securities Sold                                                386,701
  Dividends and Interest Receivable                                              70,137
  Other Assets                                                                    6,460
                                                                            -----------
  Total Assets                                                               58,770,185

Liabilities:
  Payable for Securities and Forward Foreign Currency Contracts Purchased     2,855,555
  Payable for Fund Shares Redeemed                                            1,169,150
  Accrued Operating Expenses and Other Liabilities                               27,526
                                                                            -----------
  Total Liabilities                                                           4,052,231
                                                                            -----------
Net Assets                                                                  $54,717,954
                                                                            ===========

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                             $49,207,594
  Undistributed Net Realized Gain                                               371,875
  Net Unrealized Appreciation                                                 5,138,485
                                                                            -----------
  Net Assets                                                                $54,717,954
                                                                            ===========

Capital Shares Outstanding (Unlimited Number Authorized)                      5,524,507

Net Asset Value Per Share                                                   $      9.90
                                                                            ===========

                       See Notes to Financial Statements.                      5

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2000

                                                            Strong International
                                                              Stock Fund II
                                                            --------------------
Income:
  Dividends (net of foreign withholding taxes of $76,386)       $   868,526
  Interest                                                          177,661
                                                                -----------
  Total Income                                                    1,046,187

Expenses:
  Investment Advisory Fees                                          986,549
  Custodian Fees                                                    148,325
  Shareholder Servicing Costs                                       150,967
  Interest Expense                                                  229,009
  Other                                                              44,193
                                                                -----------
  Total Expenses before Fees Paid Indirectly by Advisor           1,559,043
  Fees Paid Indirectly by Advisor (Note 3)                         (414,078)
                                                                -----------
  Expenses, Net                                                   1,144,965
                                                                -----------
Net Investment Loss                                                 (98,778)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                  19,558,167
    Futures Contracts and Forward Foreign Currency Contracts     (1,400,291)
    Foreign Currencies                                               (6,704)
                                                                -----------
    Net Realized Gain                                            18,151,172
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                 (49,250,890)
    Futures Contracts and Forward Foreign Currency Contracts       (851,387)
    Foreign Currencies                                                  765
                                                                -----------
  Net Change in Unrealized Appreciation/Depreciation            (50,101,512)
                                                                -----------
Net Loss on Investments                                         (31,950,340)
                                                                -----------
Net Decrease in Net Assets Resulting from Operations           ($32,049,118)
                                                                ===========

6                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               Strong International Stock Fund II
                                                                               ----------------------------------
                                                                                  Year Ended        Year Ended
                                                                                Dec. 31, 2000      Dec. 31, 1999
                                                                               ----------------    -------------
Operations:
  Net Investment Loss                                                          ($     98,778)      ($    113,481)
  Net Realized Gain                                                               18,151,172             749,983
  Net Change in Unrealized Appreciation/Depreciation                             (50,101,512)         50,223,820
                                                                               -------------       -------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                (32,049,118)         50,860,322

Distributions from Net Investment Income                                                   -            (177,022)

Capital Share Transactions:
  Proceeds from Shares Sold                                                      700,956,059         209,610,228
  Proceeds from Reinvestment of Distributions                                              -             177,022
  Payment for Shares Redeemed                                                   (739,505,579)       (182,434,715)
                                                                               -------------       -------------
  Net Increase (Decrease) in Net Assets from Capital Share Transactions          (38,549,520)         27,352,535
                                                                               -------------       -------------
Total Increase (Decrease) in Net Assets                                          (70,598,638)         78,035,835

Net Assets:
  Beginning of Year                                                              125,316,592          47,280,757
                                                                               -------------       -------------
  End of Year                                                                  $  54,717,954       $ 125,316,592
                                                                               =============       =============
Transactions in Shares of the Fund:
  Sold                                                                            49,925,897          19,257,000
  Issued in Reinvestment of Distributions                                                  -              19,869
  Redeemed                                                                       (52,056,429)        (17,009,003)
                                                                               -------------       -------------
  Net Increase (Decrease) in Shares of the Fund                                   (2,130,532)          2,267,866
                                                                               =============       =============

                      See Notes to Financial Statements.                       7

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 2000

1.  Organization

    Strong International Stock Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2000, approximately 85% of the Fund's shares were owned by the separate accounts of one insurance company.

2.  Significant Accounting Policies

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

    (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 2000.

    (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

    (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

    (D) Certain Investment Risks-- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

    (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

-------------------------------------------------------------------------------

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Fund may be designated as collateral on written options.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (J) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   Related Party Transactions
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Funds level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Funds Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at December 31, 2000, shareholder servicing and other expenses paid to the Advisor, transfer agency banking credits and unaffiliated directors' fees for the year then ended, were $12,537, $150,967, $414,078 and $2,448, respectively.

-------------------------------------------------------------------------------
December 31, 2000

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Funds total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At December 31, 2000, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than long-term government securities, during the year ended December 31, 2000 were $94,237,472 and $154,492,691, respectively. There were no purchases or sales of long-term government securities during the year ended December 31, 2000.

6.   Income Tax Information

     At December 31, 2000, the cost of investments in securities for federal income tax purposes was $54,424,377. Net unrealized appreciation of securities was $3,882,510, consisting of gross unrealized appreciation and depreciation of $8,237,543 and $4,355,033, respectively.

     The Fund utilized $15,488,899 of its capital loss carryovers for the year ended December 31, 2000.

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 2000, which is designated as qualifying for the dividends-received deduction is 0.0% (unaudited).

7.   Recent Financial Reporting Pronouncement

     In November 2000, the American Institute of Certified Public Accountants issued a new Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supersedes its predecessor and is effective for fiscal years beginning after December 15, 2000. The new Guide, among other things, sets forth certain accounting principles that must be applied by investment companies and may require a change from their present practices. Investment companies will be required to amortize premiums and discounts on debt securities using the interest method and to record paydown gains and losses on asset-backed securities as adjustments to interest income, not as realized gains and losses. The Fund presently intends to adopt the Guide's provisions for the year ending December 31, 2001, and does not expect the adoption of the new Guide to have a significant effect on its recognition of income or gains and losses. Further, it will not affect the determination of either net asset values or total returns.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND II
--------------------------------------------------------------------------------

                                                                                               Year Ended
                                                                          -----------------------------------------------------
                                                                          Dec. 31,    Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                                2000        1999       1998       1997        1996
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $ 16.37     $  8.78    $  9.32    $ 11.23    $  10.22
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.02)      (0.01)      0.03       0.06        0.03
  Net Realized and Unrealized Gains (Losses) on Investments                 (6.45)       7.64      (0.46)     (1.50)       1.03
-------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (6.47)       7.63      (0.43)     (1.44)       1.06
Less Distributions:
  From Net Investment Income                                                    -       (0.04)     (0.11)     (0.06)      (0.03)
  In Excess of Net Investment Income                                            -           _          -      (0.12)      (0.02)
  From Net Realized Gains                                                       -           _          -      (0.29)          -
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                           -       (0.04)     (0.11)     (0.47)      (0.05)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $  9.90     $ 16.37    $  8.78    $  9.32    $  11.23
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                              -39.5%      +87.2%      -4.8%     -13.5%      +10.4%
  Net Assets, End of Period (In Millions)                                 $    55     $   125    $    47    $    60    $     75
  Ratio of Expenses to Average Net Assets Without Fees Paid
   Indirectly by Advisor                                                      1.6%        1.3%       1.6%       1.5%        1.9%
  Ratio of Expenses to Average Net Assets                                     1.2%        1.2%       1.6%       1.5%        1.9%
  Ratio of Net Investment Income (Loss) to Average Net Assets                (0.1%)      (0.2%)      0.3%       0.6%        0.4%
  Portfolio Turnover Rate                                                    96.6%       80.8%     255.2%     169.2%      126.0%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                       See Notes to Financial Statements.


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of Strong Variable Insurance Funds, Inc. and the Shareholders of Strong International Stock Fund II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong International Stock Fund II (the "Fund") (one of the funds constituting Strong Variable Insurance Funds, Inc.) at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 30, 2001

        This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT10168-0101

        Strong Investments

        P.O. Box 2936 | Milwaukee, WI 53201

        www.Strong.com

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